                                                                    EXHIBIT 21.1

                         The Chase Manhattan Corporation

                              List of Subsidiaries

Chase has the following subsidiaries:

                                                                                         Percentage of voting
                                                                    Organized under       securities owned by
Name                                                                  the laws of            immediate parent
----------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                               New York                        100%
  CB Capital Investors, Inc.                                           Delaware                        100
    CB Capital Investors, L.P.                                         Delaware                         80
  Chase & M.D. Sass Partners                                           New York                         64
  Chase Access Services Corporation                                    Delaware                        100
  Chase Asset Management, Inc.                                         Delaware                        100
  Chase Bank International                                           United States                     100
  Chase Commercial Mortgage Securities Corp.                           New York                        100
  Chase Community Development, Inc.                                    Delaware                        100
  Chase Equipment Leasing Inc.                                         New York                        100
  Chase Investment Services Corp.                                      Delaware                        100
  Chase Manhattan Automotive Finance Corporation                       Delaware                        100
  Chase Manhattan Capital Corporation                                  New York                        100
    Chase Manhattan Capital, L.P.                                      Delaware                         80
  Chase Manhattan International Inc.                                 United States                     100
    Chase Manhattan International Finance Ltd.                       United States                     100
       Banco Chase Manhattan, S.A.                                      Brazil                         100
       Bancroft Holdings B.V.                                       The Netherlands                    100
       CMBAL Limited                                                   Australia                       100
         Chase Securities Australia Limited                            Australia                       100
       Chase Investment Bank (Panama), S.A.                             Panama                         100
       Chase Japan Ltd.                                                Delaware                        100
       Chase Manhattan Asia Limited                                    Hong Kong                       100
       Chase Manhattan Bank (Ireland) plc                               Ireland                        100
       Chase Manhattan Bank (M) Berhad                                 Malaysia                        100
       Chase Manhattan Bank A.G.                                        Germany                        100
       Chase Manhattan Bank CMB S.A.                                     Spain                         100
       Chase Manhattan Bank France                                      France                         100
       Chase Manhattan Bank Luxembourg, S.A.                          Luxembourg                       100
       Chase Manhattan Bank Mexico, S.A.                                Mexico                         100
       Chase Manhattan Card Company Ltd.                               Hong Kong                       100
       Chase Manhattan (SEA) Limited                                   Singapore                       100
       Chase Manhattan Securities S.A.                                   Spain                         100
       Chase Manhattan Securities (C.I.) Limited                    Channel Islands                    100
         Chase Manhattan International Bank, Inc.                     Puerto Rico                      100
       Chase Manhattan (Thailand) Ltd.                                 Thailand                        100
       Chase Manhattan Trading, S.A.                                   Argentina                       100
       Chase Manhattan Trust Cayman Ltd.                            Cayman Islands                     100
       Chase Manhattan Trust Company (Hong Kong) Ltd.                  Hong Kong                       100
       Chase Manhattan (U.K.) Holdings Limited                      United Kingdom                     100
         Chase Export Finance Limited                               United Kingdom                     100
         Chase Asset Management (London) Limited                    United Kingdom                     100
         Chase Manhattan plc                                        United Kingdom                     100
         Chase Manhattan International Ltd.                         United Kingdom                     100
         Goldway Ltd.                                               United Kingdom                     100
       Chase Trust Bank                                                  Japan                         100
       Chemical Asia Limited                                           Hong Kong                       100

                              List of Subsidiaries
                                   (continued)

                                                                                         Percentage of voting
                                                                    Organized under       securities owned by
Name                                                                  the laws of            immediate parent
----------------------------------------------------------------------------------------------------------------
        Norchem Holdings e Negocios, S.A.                                Brazil                         49%
        Norchem Leasing S.A. Arrendamento Mercantil                      Brazil                         50
        The Chase Manhattan Bank of Canada                               Canada                        100
        The Chase Manhattan Private Bank & Trust
          Company (Bahamas) Limited                                      Bahamas                       100
        The Chase Manhattan Private Bank (Switzerland), S.A.           Switzerland                     100
        The Saudi Investment Bank                                     Saudi Arabia                     7.5
  Chase Manhattan Mortgage Holdings, Inc.                               Delaware                       100
    Chase Mortgage Services, Inc.                                       Delaware                       100
  Chase Manhattan Overseas Corporation                                  New York                       100
  Chase Merchant Ventures, Inc.                                         Delaware                       100
    Chase Merchant Services LLC                                         Delaware                        50
  Chem Network Processing Services, Inc.                               New Jersey                      100
  Chase Manhattan Acceptance Corporation                                Delaware                       100
  Chase Mortgage Company                                                  Ohio                         100
  Chase Preferred Capital Corporation                                   Delaware                       100
  Harvest Opportunity Holdings Corp.                                    New York                       100
  Manufacturers Hanover Leasing International Corp.                     Delaware                       100
  MH Financial Management Systems, Inc.                                 Delaware                       100

Other Subsidiaries of Chase
Brown & Company Securities Corporation                                Massachusetts                    100
Capital Markets Transactions, Inc.                                      Delaware                       100
CBC - USA Inc.                                                          Delaware                       100
CCC Holding Inc.                                                        Delaware                       100
  Chase Commercial Corporation                                         New Jersey                      100
Chase Business Credit Corp.                                             Delaware                       100
Chase Capital I                                                         Delaware                       100
Chase Capital II                                                        Delaware                       100
Chase Capital III                                                       Delaware                       100
Chase Capital IV                                                        Delaware                       100
Chase Capital V                                                         Delaware                       100
Chase Capital VI                                                        Delaware                       100
Chase Capital Corporation                                               Delaware                       100
Chase Capital Financing Ltd.                                         United Kingdom                    100
  Chase (Jersey) Ltd.                                                United Kingdom                    100
  Chase Finance (Jersey) Ltd.                                        United Kingdom                    100
Chase Cardholder Services, Inc.                                         Delaware                       100
Chase Equity Holdings, Inc.                                             Delaware                       100
  CMC Holding (Delaware) Inc.                                           Delaware                       100
    A.S. Holding Corporation                                            Delaware                       100
    Chase Manhattan Bank Delaware                                       Delaware                       100
      Chase Agency Services, Inc.                                       Delaware                       100
      Chase Insurance Agency, Inc.                                      Delaware                       100
      CSL Leasing Inc.                                                  Delaware                       100
      Chase Data Services Corporation                                   Delaware                       100
      Western Hemisphere Life Insurance Company                         Delaware                       100
    Chase Manhattan Bank U.S.A., National Association                 United States                    100
      Chase BankCard Services, Inc.                                     Delaware                       100
      Margaretten Financial Corporation                                 Delaware                       100
        Chase Manhattan Mortgage Corporation                           New Jersey                      100

                              List of Subsidiaries
                                   (continued)

                                                                                         Percentage of voting
                                                                    Organized under       securities owned by
Name                                                                  the laws of            immediate parent
----------------------------------------------------------------------------------------------------------------
    Chase Manhattan Trust Company, National Association                 United States                  100%
  Chase Bank of Texas, National Association                             United States                  100
  Chase Bank of Texas - San Angelo, N.A.                                United States                  100
Chase Funding Inc.                                                        New York                     100
Chase Futures & Options, Inc.                                             Delaware                     100
Chase Holding Delaware Inc.                                               Delaware                     100
  Chase Manhattan Bank and Trust Company, National Association          United States                  100
  Chase Manhattan Private Bank, N.A.                                    United States                  100
Chase Home Mortgage Corporation of the Southeast                           Florida                     100
Chase International Capital Finance Limited                            United Kingdom                  100
Chase Manhattan Realty Leasing Corporation                                New York                     100
Chase Securities Inc.                                                     Delaware                     100
Chase Shareholder Services of California, Inc.                            Delaware                     100
  Chase Shareholder Services Partner, Inc.                                Delaware                     100
    ChaseMellon Shareholder Services L.L.C.                               Delaware                      50
Chase Trade, Inc.                                                         Delaware                     100
Chatham Ventures, Inc.                                                    New York                     100
Chemical Equity Incorporated                                              New York                     100
Chemical Investments, Inc.                                                Delaware                     100
Chemical New York, N.V.                                              Netherland Antilles               100
Clintstone Properties Inc.                                                New York                     100
CMRCC, Inc.                                                               New York                     100
CMC-OCI, Inc.                                                             Delaware                     100
Hatherley Insurance Ltd.                                                   Bermuda                     100
Offshore Equities, Inc.                                                   New York                     100
Special Situation Fund Advisors, Inc.                                     New York                     100
Support Development Corporation                                           Delaware                     100

The names of certain other direct and indirect subsidiaries of Chase have been omitted from the list above because such unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.